UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 25, 2008

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On January 28, 2008, El Paso Pipeline Holding Company, L.L.C. appointed Mr. W. Matthew Ralls to serve on the board of directors of El Paso Pipeline GP Company, L.L.C., our general partner, to be effective immediately. We anticipate that Mr. Ralls will serve on the audit committee of our general partner’s board. There are no material relationships or transactions between Mr. Ralls and our major security holders. In addition, there are no material relationships between Mr. Ralls and our general partner or any of our general partner’s directors, or executive officers, or the immediate family members of any such person. Finally, there are no family relationships between Mr. Ralls and any director or executive officer of our general partner.

Mr. Ralls will receive an annual retainer of $50,000 for his services on the board, paid in quarterly installments. In connection with his appointment, Mr. Ralls will also receive an initial long-term equity grant of restricted common units with a value of $50,000. The restricted common units will be granted pursuant to the terms and conditions of the El Paso Pipeline GP Company, L.L.C. Long-Term Incentive Plan, or LTIP, and will vest in three equal annual installments beginning on December 31, 2008.  As of December 1st each year, Mr. Ralls will be eligible to receive an annual grant of restricted common units with a value of $50,000, to the extent he continues to serve on the board of directors of our general partner on such date. The annual award will be granted pursuant to the terms and conditions of the LTIP and will vest in full on the last day of the calendar year following the year in which the grant was made.

    A copy of the press release announcing the appointment of Mr. Ralls is attached as Exhibit 99.A to this current report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 8.01. Other Items

On January 25, 2008, we announced that the board of directors of our general partner declared a prorated quarterly cash distribution of $0.12813 per unit, for the fourth quarter of 2007.  A copy of the press release is attached as Exhibit 99.B.  The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this current report on Form 8-K, are being furnished solely to comply with Regulation FD.

Item 9.01 Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.A	Press release dated January 25, 2008.
99.B	Press release dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Financial and Accounting Officer)

Dated:  January 28, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press release dated January 25, 2008.
99.B	Press release dated January 28, 2008.